Finance result, net (Tables)	6 Months Ended
Jun. 30, 2022
Finance result, net
Schedule of finance result, net

	For the three months		For the six months
	ended June 30,		ended June 30,
	2022	2021	2022	2021
Interest income	204	1,717	299	3,329
Interest cost	(7,574)	(17,274)	(24,369)	(31,404)
Interest expense on leases	(4,758)	(5,665)	(10,377)	(12,275)
Foreign exchange (losses)/gains, net	(116,909)	(162,290)	(155,740)	365,253
Finance result, net	(129,037)	(183,512)	(190,187)	324,903